Exhibit 10.7

               THIS EXPENSE ADVANCEMENT AGREEMENT (this “Agreement”), dated as of October 24, 2011, is made and entered into by and between Committed Capital Acquisition Corporation, a Delaware corporation (the “Company”), and Broadband Capital Management LLC (“Broadband”).

RECITALS

WHEREAS, the Company is engaged in an initial public offering (the “Offering”) pursuant to which the Company will issue and deliver up to 5,750,000 unit (the “Units”) (including up to 750,000 Units subject to an over-allotment option granted to the underwriters of the Offering), with each Unit comprised of one share of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company and one warrant to purchase one share of Common Stock for $5.00 per share, subject to adjustment (each, a “Warrant,” and collectively, the “Warrants”); and

WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1, No. 333-174599 (the “Registration Statement”) for the registration, under the Securities Act of 1933, as amended (the “Securities Act”), of the Units, the Warrants and Common Stock included in the Units, and a related prospectus (the “Prospectus”); and

WHEREAS, the gross proceeds of the Offering will be deposited in a trust account (the “Trust Account”) at J.P. Morgan Chase Bank, N.A. and managed by Continental Stock Transfer & Trust Company, as trustee, as described in the Registration Statement and the Prospectus; and

WHEREAS, Broadband desires to enter into this Agreement in order to facilitate the Offering and the other transactions contemplated in the Registration Statement and the Prospectus, including any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination by the Company with one or more businesses (a “Business Transaction”).

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.           (a)           From time to time, as may be requested by the Company, Broadband agrees to advance funds in the form of loans to the Company as may be necessary to fund the following expenses that may be incurred by the Company: (i) any and all expenses incurred or to be incurred by the Company in connection with the Offering, including, without limitation, the fees and expenses of Rodman & Renshaw, LLC, as the qualified independent underwriter in respect of the Offering; and (ii) up to $800,000 of expenses incurred or to be incurred by the Company in connection with any potential Business Transaction. Broadband shall not seek reimbursement of such advances made to the Company unless and until a Business Transaction has been consummated. All amounts borrowed by the Company under this Agreement shall be repaid on the date on which Company consummates its initial Business Transaction.

(b)           If the Company does not consummate a Business Transaction and the Trust Account is liquidated or the Company is liquidated, and the remaining net assets of the Company are insufficient to complete such liquidation, Broadband agrees to advance from time to time, as may be requested by the Company, such funds as may be necessary to complete such liquidation, and agrees not to seek repayment for such expenses.

(c)           Broadband represents to the Company that it is capable of making such advances to satisfy its obligations under clauses (a) and (b) of this Section 1.

(d)           In respect of any advances made by Broadband, the Company shall issue to Broadband, on the day each such advance is made, a promissory note in the form attached hereto as Exhibit A.

(e)           Notwithstanding anything to the contrary herein or in any promissory note issued by the Company to Broadband, Broadband hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the Trust Account in which the proceeds of the Offering and the proceeds of the sale of the securities issued in a private placement to be consummated concurrently with the completion of the Business Transaction, as described in greater detail in the Registration Statement and the Prospectus, will be deposited, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

2.           This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by the parties hereto.

3.           No party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on the undersigned and each of his or its heirs, personal representatives, successors and assigns.

4.           Any notice, statement or demand authorized by this Agreement shall be sufficiently given (i) when so delivered if by hand or overnight delivery, (ii) the date and time shown on a telefacsimile transmission confirmation, or (ii) if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid. Such notice, statement or demand shall be addressed as follows:

If to the Company:

Committed Capital Acquisition Corporation
c/o Broadband Capital Management LLC
712 Fifth Avenue, 22nd Floor
New York, NY 10019
Attn:  Michael Rapp
Fax No.:  (212) 702-9830

2

If to Broadband:

Broadband Capital Management LLC
712 Fifth Avenue, 22nd Floor
New York, NY 10019
Attn: Michael Rapp
Fax No.:  (212) 702-9830

with a copy in each case (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017
Fax: 212-692-6732
Attn:  Jeffrey P. Schultz, Esq.

5.           This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

6.           This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

7.           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parities hereto (i) agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of New York, in the State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

[SIGNATURE PAGES FOLLOW]

3

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMMITTED CAPITAL ACQUISITION
CORPORATION, a Delaware corporation

By:	/s/ Michael Rapoport
Name: Michael Rapoport
Title: President

BROADBAND CAPITAL MANAGEMENT LLC

By:	/s/ Philip Wagenheim
Name: Philip Wagenheim
Title: Vice Chairman

[Expense Advancement Agreement]

Exhibit A

Form of Promissory Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

$[________]	Issue Date: [________], 2011
New York, New York

Committed Capital Acquisition Corporation (f/k/a Plastron Acquisition Corp. II) (the "Maker") promises to pay to the order of Broadband Capital Management LLC (the "Payee") the principal sum of [___________________] Dollars and No Cents ($[_______]) in lawful money of the United States of America, on the terms and conditions described below.

1.           Principal.  The principal balance of this Note shall be repayable on the date on which Maker consummates its initial business combination (the “Maturity Date”). No amount shall be due under this Note if such initial business combination is not completed.

2.           Interest.   This Note shall bear no interest.

3.           Application of Payments.  All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4.           Events of Default. The following shall constitute Events of Default:

(a)           Failure to Make Required Payments.  Failure by Maker to pay the principal of, or other payments on, this Note within five (5) business days following the date when due.

(b)           Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under applicable bankruptcy law, or any other applicable insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)           Involuntary Bankruptcy, Etc.  The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under applicable bankruptcy law, or any other applicable insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of the affairs of Maker, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5.           Remedies.

(a)           Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the principal amount of this Note,  and all other amounts payable under this Note, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)           Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the principal amount of this Note, and all other amounts payable under this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6.           Waivers.   Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7.           Unconditional Liability.  Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

8.           Notices.  Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

Committed Capital Acquisition Corporation
712 5th Avenue, 22nd Floor
New York, New York 10019
Attention: Michael Rapp
Facsimile: (212) 702-9830
Email:

If to Payee:

Broadband Capital Management LLC
712 5th Avenue, 22nd Floor
New York, New York 10019
Attention: Michael Rapp
Facsimile: (212) 702-9830
Email:

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider, (iv) the date reflected on a signed delivery receipt, or (vi) two (2) business days following tender of delivery or dispatch by express mail or delivery service.

9.           Construction.  THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

10.         Severability.  Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.         Trust Waiver.  Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the trust account in which the proceeds of the initial public offering (the "IPO") conducted by the Maker and the proceeds of the sale of the securities issued in a private placement to be consummated concurrently with the completion of the initial business combination of the Maker, as described in greater detail in the registration statement and prospectus filed with the Securities and Exchange Commission in connection with the IPO, will be deposited, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

12.         Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

13.         Assignment.  No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

[Signature Page Follows]

           IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

COMMITTED CAPITAL ACQUISITION
CORPORATION

By:
Name: Philip Wagenheim
Title: Secretary

Agreed and Accepted:

BROADBAND CAPITAL MANAGEMENT LLC

By:
Name: Michael Rapp
Title: Chairman

[Signature Page – Promissory Note]